UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2015
EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas 77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

A press release issued by Eagle Rock Energy Partners, L.P. (the " Partnership") on February 25, 2015, regarding financial results for the quarter ended December 31, 2014, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.01     Regulation FD Disclosure.

The Partnership has posted on its website, as of February 25, 2015, an update to its hedging overview presentation. The updated hedging presentation includes hedging transactions with regards to the years 2015 through 2019. The presentation entitled “Commodity Hedging Overview,” dated February 25, 2015, may be accessed by going to www.eaglerockenergy.com, select Investor Relations, then select Presentations.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” pursuant to Items 2.02 and 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.
(d)         Exhibits.

Exhibit No.     Description

99.1         Press Release of Eagle Rock Energy Partners, L.P. dated February 25, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: February 25, 2015	By:	/s/ Robert M. Haines
Robert M. Haines
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.     Description
99.1         Press Release of Eagle Rock Energy Partners, L.P. dated February 25, 2015.